Exhibit 99.1

 Photronics, Inc.Global Leader in the Merchant Photomask Industry  Analyst and Investor DayMay 23, 2018

 Troy Dewar, Director, IR  Welcome  Peter Kirlin, CEO  Overview & Strategy  Chris Progler, CTO  Technology Development  High-End Growth Drivers    HK Park, GM, China & Taiwan FPD  High-End FPD  Frank Lee, GM, Asia IC  High-End IC Logic  Pete Broadbent, VP, US & Europe  High-End IC Memory  John Jordan, CFO  Financial Model & Outlook  Q&A    Lunch    Agenda  2

 Safe Harbor Statement  3  This presentation and some of our comments may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions, and contain risks and uncertainties. Actual events or results may differ materially from those presented. These statements include words like “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “may”, “should”, “plan”, “project” or the negative thereto. We cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents we file from time to time with the Securities and Exchange Commission, specifically our most recent Form 10K and Form 10Q.Non-GAAP Financial MeasuresThis presentation and some of our comments may reference non-GAAP financial measures. These non-GAAP financial measures exclude certain income or expense items, and are consistent with another way management internally analyzes our results of operations. Non-GAAP information should be considered to be a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. Please see the “Reconciliation of GAAP to Non-GAAP Financial Information” in this presentation.

 Peter Kirlin, CEOOverview & Strategy  4

 Q2 Reprise / Repositioning the company Sustainable growth strategyConclusion   What You Will Hear Today  5

Q2 2018 Summary

- **Revenue grew to $131M; up 21% Y/Y and 6% Q/Q**
  - High-end IC biggest growth factor (+83% Y/Y)
  - China revenue doubled Y/Y; up 18% Q/Q
- **Gross and operating margins expanded on higher revenue and operating leverage**
- **Net income attributable to Photronics, Inc. shareholders of $10.7M ($0.15/share)**
- **Cash balance of $321M; capex increased to $33M as we invest in growth**
- **China investments on track**
  - Construction to be completed later this year
  - Production to begin first half of 2019

Investing in long-term, profitable growth to increase shareholder value

6

PHOTRONICS

Repositioning the Company


Revenue ($M)
$531
~$110
~$50
~$55
$523
Q116 LTM
Big Three Challenges
"Captive" Foundries
New China
Q218 "Run-Rate"

- **Three large customer challenges**
  - Micron produced more memory masks in-house
  - Samsung Display shifts from LCD to AMOLED and brings highest-end masks in-house
  - Major IC customer loses 28nm logic market share
- **We've overcome challenges by winning business at other customers**
  - New business from foundries that are primarily captive
  - New IC and FPD business in China

7

A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering growth by leveraging core competences: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*

- **Investing aggressively to exploit secular growth opportunities**
  - *China industry expansion – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Explosion of G10.5+ panel capacity*

- **Targeting $630M / $0.80 in revenue / EPS by 2020**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Additional upside from potential M&A*

8

PHOTRONICS

 Largest merchant photomask manufacturerUnmatched global footprintInvesting to exploit market disruptions with reciprocal customer commitments Strong balance sheet to fund growth  Photronics at a Glance  9

 Photomasks are Critical to Electronic Manufacturing  10  ComponentDesign  End User  Manufacturing Process  Photomask

Phases of Photronics Revenue Growth



Phase IV: 2018 and Beyond
Leverage 1st Mover Advantage in China
Extend Technology Leadership
Increase Market Share
Strategic Capital Allocation
Phase II: 1986 – 2002
M&A Growth
Merchant Consolidation
Global Expansion
Phase III: 2003 – 2017
Enter High-End Market
Form Strategic Partnerships
Invest in High-End Capability
Establish FPD Presence
Improve Balance Sheet
Phase I: 1969 – 1986
Technology Startup
Organic Growth
Mostly US
Pre-IPO
Revenue ($M)
700
600
500
400
300
200
100
0
1969
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

11

Core Competencies Underpin Sustainable Growth

Low Cost Producer	Cost control Supply chain optimization
Operational Excellence	Flexible delivery High yields
Customer Intimacy	Trusted partner Wafer yield enhancement
Technology Leader	Process know-how Advanced PoR

12

PHOTRONICS

 Exploiting/Creating Disruptions Drives Revenue Growth  13  G7.5 Display Substrate  High-End IC Memory  High-End IC Logic  G10.5+ Display SubstrateAMOLED Mobile“Made in China 2025”  The Right Technology … in the Right Place … at the Right Time  Micron JV  DNP JV  UMC Partner B Partner C

Successfully Developing China Business



China Revenue ($M)
+45% CAGR
26
65
2015
Q2 2018 LTM
IC
FPD

- **We already have growing business in China**
  - $39M YTD 2018 (15% of total revenue)
  - Growing strong since 2015 (IC +31% CAGR; FPD +62% CAGR)
  - 13% of Q2 2018 LTM revenue (8% of IC; 33% of FPD)
- **Manufacturing presence in China should accelerate growth**
  - Customer contracts will help quickly ramp facilities
  - Investment incentives reduce risk and improve returns
  - IC JV enables us to compete more effectively

14

Investing in China Operations

	IC	FPD
Location	Xiamen	Hefei
Investment Amount	$160M	$160M
Cleanroom Size	~2,500 m^2	~4,500 m^2
Ownership Structure	Majority-owned (50.01%) JV	Wholly-owned
Technology	High-end, mainstream, logic, memory	Up to G10.5+, AMOLED
Production Start	First half of 2019	First half of 2019
Incremental Revenue	$150M (total for both operations)	

Customer commitments totaling ~$300M over next three years
Enables Hefei facility to operate profitably
Enables Xiamen facility to achieve breakeven

PLAB well positioned for these investments
Global merchant market and technology leader
Strong footprint in Asia
Balance sheet to support investment

15

PHOTRONICS

 Repositioning the companyImproving high-end revenue  China investmentsFPD technology inflections  Strategic photomask partnershipsAdjacent market M&A  Driving Sustainable, Profitable Growth  16  Short term (6-12 months)  Medium term (12-36 months)  Long term (36+ months)

Global Consolidation of Photomask Industry 2018



Tau Labs, Inc. 1986
DuPont
Hyundai
Hewlett – Packard
IBM Europe
Infineon AMD/AMTC
Sony
Sharp
Mitsubishi
Global Foundries/JV (AMTC)
Toppan
Gould/AMI Mask Shop 1987
Master Images Inc. 1987
Motorola Austin Mask Shop 1987
NCR Mask Shop 1988
National Semi Mask Shop 1990
Rexotech, Inc. 1990
Perkin-Elmer 1990
Philips Nijmegen Mask Shop 1990
Hitachi
Toshiba
Fujitsu
Fabserve (NEC)
DNP Photomask Tech Taiwan
DNP
Photronic Labs Incorporated 1969
NanoMask Inc. 1988
SGS-Thomson Mask Shop 1989
Tektronix Mask Shop 1991
Philips Hamburg Mask Shop 1993
AT&T Mask Shop 1996
Dexter's Microfab 1989
Micro Fab Systems 1988
Martin Marietta Mask Shop 1991
Analog Devices Mask Shop 1991
Raytheon Mask Shop 1993
Toppan Printronics 1993
Motorola Phoenix Mask Shop 1997
Hoya Micro Mask Inc. 1994
GEC Plessey Mask Shop 1990
Microphase Lab's, inc. 1991
CSEM Litomask Inc. 1993
Masken Zentrum für Mikrostruk Turierung 1997
Cirrus Logic 1999
Conexant 2001
PSMC 2000
Align-Rite 2001
PKL 2001
MP Mask/JV with Micron 2006 - 2016
PDMC JV 2014
PDMCX JV 2018
Photronics
Micro Mask 1969
Oki Mask Shop
Hoya
1969// 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Derived from Semiconductor Equipment and Materials International (SEMI)

17

PHOTRONICS

M&A Criteria

- **Photomask industry**
  - Significant market share
  - Advanced technology
  - Valuable manufacturing assets
- **Adjacent markets**
  - Revenue diversification
  - Synergies to business model
- **Financial benchmarks**
  - Meets ROIC hurdles
  - Accretive to earnings and cash flow

18

PHOTRONICS

 World Class Management TeamSignificant Industry Experience  19   Name  Title  Years withPhotronics  Yearsin Industry  Experience   Peter Kirlin, Ph.D.  CEO  10  33     Chris Progler, Ph.D.  VP, CTO, and Strategic Planning  18  30     HK Park  GM, China and Taiwan, FPD  13  23     Frank Lee, Ph.D.  GM, Asia IC  12  38     Peter Broadbent  VP, US & Europe  5  5     John Jordan  SVP, CFO  1  5

A Compelling Investment Thesis

► **Global leader in merchant photomask industry**
- *Delivering high-end growth by leveraging core competences: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*

► **Investing aggressively to exploit secular growth opportunities**
- *China industry expansion – Made in China 2025*
- *Technology inflection from LCD to AMOLED*
- *Explosion of G10.5+ panel capacity*

► **Targeting $630M / $0.80 in revenue / EPS by 2020**
- *Strategic investments bring top-line growth*
- *Operating leverage creates margin expansion*
- *Additional upside from potential M&A*

20
PHOTRONICS

 Chris Progler, CTOTechnology Development  21

Trends Guiding our Technology Portfolio

- China's IC and display aspirations and investments
- Diversification in mid to high-end IC applications – the 4th Industrial Revolution
- New lithography intensive display form factors and enhancements
- Increased focus on process of record and integrated solutions
- Complexity, cost and scale drive consolidation and partnerships
- New innovations in manufacturing

22

PHOTRONICS

Photronics Patterning Leadership

- **IC: (Data, IoT, AI)**
  - Introduce EUV production
  - Innovate to extend previous nodes
- **FPD: (AMOLED, G10.5+, VR)**
  - Accelerate IC type mask tech
  - Larger substrate, finer dimension
- **AP: (Fan Out, Panel)**
  - Introduce FPD type mask tech
  - Substrate and resolution roadmap



Tech Adoption in Lithographic Applications
Adoption (%)
100%
50%
0%
Advanced Packaging
Display
IC
Accelerating phase
Growth phase
Leveling phase

Pattern Correction Phases →



23

 Type  2017  2018  2019  2020  Logic  10nm  7nm  5nm (EUV)    DRAM  1x  1y  1z + new architectures    3D-NAND  Gen 2  Gen 3  Gen 4 + new architectures    LVIP to Mass Production   Optical Mask Scaling on Existing Equipment  EUV Device Masks  Entered 14nm logic, 20nm DRAM, 3D-NAND production (2014)First with advanced EBM 9000 writing tool (2016)First qualified for 1x DRAM (2016) and 1y DRAM (2017)First to deliver yielding 7nm class logic EUV masks (2017)  Single Expose Metal  24  IC: Investing in Technology Opportunities

100%
50%
0%
FPD
Growth phase

FPD: Widening Tech Lead

- Entered FPD phase shift mask technology for AMOLED (2013)
- Delivered Quad HD masks for OLED (2014)
- Qualified slit type (2010) and half-tone type (2016) efficiency solutions
- First to market P-800 (2018) and P-80 (2015) writing systems
- Plan first to G10.5 in China

LVIP to Mass Production

Type	2017	2018	2019	2020
TV	UHD(4K) QD LCD	UHD(8K) QD OLED		
Mobile(OLED)	QHD (6xx ppi)	UHD1 (8xx ppi)	UHD2 (12xx ppi)	
Mask Size	8.5G	10.5G		

Multi-Dose Mask


HT layer
Slit bar

Contact Hole Resolution


P80
P800

Phase Shift Mask



25

100%
50%
AP
0%
Accelerating phase

AP: Establishing New Products and PoR

- Sampling custom mask solutions for AP litho challenges
- Preparing resolution enhancement infrastructure (mask, software, design)
- Evolve capability and lead as lithography importance grows

Type	2018	2019	2020
WLP/Panel Fan Out		Mask resolution and registration Application specific lithography extensions 9" and 14" to panel size	
Heterogeneous Integration			

Co-designing new AP mask technology to increase substrate warp tolerance



Depth of Focus Solutions
40%
20%
Baseline



26

Partnering with Our Customers for Success



Collaboration and Teamwork
The PLAB PoR
Global Scale, Transfer and Backup
Roadmap and Advanced Technology

- **7 high-end PoR* relationships across IC and FPD**
  - Critical for ROI on capability investments
- **Custom design tools to strengthen connections**
  - Delivering measurable end product yield enhancements
- **Striving for virtual captive model**
  - Customized, flexible, interlocked, fast

Strong Portfolio of Joint Development Projects →



IBM Nov 2017
Joint program accelerates EUV mask development for advanced nodes
Learn more

*** Process of record**

27

 Mask 1  Mask 2  Successful mask for high yield on complex device has many factorsProcess Capability – right specs, pattern quality, no critical defectMask to Substrate (wafer, panel) Know-How – simulate, characterize, improveReproducibility – matching, transfer, ramp and volume experienceProtection – IP, systems, mask lifetime management  Why PoR Partners Trust a Photronics Built Mask          Probe Yield Result Using 2 Full Spec Masks  Ours  Theirs      28

Technology Matching and Moving: A Competitive Strength

FPD: Korea => Taiwan, China
IC: US => Taiwan, Taiwan => China


IC
FPD

nanoFab to PDMC OPC Reproducibility



► Powerful know-how for inter-mask matching

- Site to site transfers for expanding production
- Captive process signatures for backup
- Within site ramp, reproducibility and yield
- Hybrid inter-site process support

► Recent success stories

- 25nm DRAM, 3D-NAND, 14nm logic: US to Taiwan
- 22nm to 7nm logic: captive mask and module matching
- FPD enhancement module: Korea to Taiwan

29

 Technology as a Tool to Support Business Growth  30  High-End34%  Mainstream66%  High-End66%  Mainstream34%  Growth Investment Cycle

Technology Summary

- **Tech and innovation keys to ROIC, even as Moore's Law slows**
- **Proven leadership roadmap across all key lithographic applications**
  - IC extensions, FPD rising complexity, AP stage setting
- **Partnerships and PoR bring differentiated technology to products**
  - Results, trust, know-how and consistency
  - Delivering integrated solutions and measurable user yield impact
- **Technology portability as a competitive advantage**
  - Matching in and transferring technology
  - Verified and cost effective multi-site solutions

31

 HK Park, GM, China and Taiwan, FPDHigh-End FPD  32

FPD Recent Performance


FPD Revenue ($M)
Mainstream
High-End
103
119
100
108
69%
73%
68%
66%
2015
2016
2017
Q2 2018 LTM

- **Aligning with market drivers**
  - Mobile transition to AMOLED
  - Larger TV screens
  - Higher resolution
- **Extending technology leadership**
  - Leading portfolio of advanced mask writers
  - Leveraging IC know-how for FPD process development
- **Growing presence in China**
  - 33% of revenue Q2 2018 LTM
  - Should accelerate with Hefei production

33

PHOTRONICS

Strategic Priorities

- **Align global footprint with dominant geographic panel technologies**
  - Most advanced AMOLED technology in Korea
  - Large format (G10.5+) LCD TV in China
  - Established mainstream producers in Taiwan
- **Successfully establish China operating presence**
  - Hefei manufacturing facility
  - G10.5+ masks for large screen TV
  - Integrate into global network to optimize customer service
- **Extend technology leadership**
  - Higher resolution AMOLED displays
  - Technology transfer from IC to FPD
- **Grow to be global, merchant market share leader**

34
PHOTRONICS

Leveraging Technology Leadership for Mobile Display AMOLED Adoption



Smartphone AMOLED Adoption
70%
60%
50%
40%
30%
20%
10%
0%
2017
2018
2019
2020
2021
AMOLED remains preferred technology for mobile applications

Source: Internal Estimates

- **Mobile devices moving from LCD to AMOLED**
  - Superior visual characteristics
  - Lower power consumption
  - Enables flexible format
  - Preferred for VR/AR devices
- **Increases mask complexity**
  - More mask layers per set
  - Tighter specs on each layer
- **Qualifying P-800 in Korea**
  - 1st to qualify this advanced mask writer
  - Produces highest resolution AMOLED masks
  - Competitive advantage vs. all merchants and captives

35

G10.5+ → Improved Glass Efficiency for Ultra-Large Screen TV



G6
1500 mm x 1850 mm
65"
88%
65"
G7.5
1950 mm x 2250 mm
75"
73%
75"
G8.5
2200 mm x 2500 mm
65"
65"
64%
65"
75"
75"
75"
94%
75"
75"
75"
G10.5+
2940 mm x 3370 mm
65"
65"
65"
95%
65"
65"
65"
65"
65"

36

"Made in China 2025" Driving Growth in FPD Market



China FPD Mask Production ($M)
441
168
+17% CAGR
G10.5+
CAGR +62%
2017
2023
G10.5+
G8
G6 LTPS/AMOLED
G5

Source: Internal Estimates

- **China represents fastest growing display region**
  - 64 fabs in production, under construction or being planned
  - Largest display producer (Korea 2nd)
- **Photomask opportunities in China are attractive**
  - Wide range of display technology, including AMOLED & G10.5+
  - No merchant photomask producer with high-end experience
  - No G10.5+ photomask producer

37

 34 Existing China Display Fabs  38  Image from https://commons.wikimedia.org/wiki/File:China-equirect.png  LCD (25)AMOLED (9)G10.5+ (N/A)  Photronics LocationsFPD KoreaFPD Taiwan                                                                          We are qualified at all existing fabs.

 30 New China Display Fabs in Production by 2022  39  Image from https://commons.wikimedia.org/wiki/File:China-equirect.png        LCD (7)AMOLED (15)G10.5+ (8)                                                              Photronics LocationsFPD KoreaFPD HefeiFPD Taiwan

 New Hefei Facility  40  Construction complete by end of fiscal year 2018.Tool move in during fiscal Q119.

 New Hefei Facility  FAB  Office Building  Front Door  FacilityBuilding  41

 Become G10.5+ market share leaderExtend AMOLED technology leadershipEstablish China market share leadershipIntegrated global manufacturing facilities with outstanding customer service  How We Win  42

 Key Success FactorsHefei rampG10.5+ launchWill be our largest FPD facilityAMOLED mobile display technology inflectionDiversify customer concentrationFPD revenue expected to double over next 3 years  FPD Outlook  43  2017-2020 CAGR: 29%

 Repositioned the businessChina investment on trackInvesting to exploit industry trendsBusiness expected to double over next 3 years  FPD Summary  44

 Frank Lee, GM, Asia ICHigh-End IC Logic  45

High-End IC Logic Recent Performance



High-End IC Revenue ($M)
107
85
99
129
2015
2016
2017
Q2 2018 LTM

- **Repositioning the business**
- **Strong demand from Asia logic foundries**
  - Korea IC revenue up 24% YTD
  - Revenue to Taiwan foundries up 58% YTD
- **Expanding penetration at captive manufacturers**
- **Increasingly seen as trusted technology partner**
  - High-end capacity and capability
  - Close proximity to customer

46

Successful Partnership with DNP

- **Two JV's serving Asia**
  - Taiwan JV, PDMC, formed in 2014
  - China JV, PDMCX, formed in 2018
- **Combines technology, know-how and customer relationships of two leading merchant mask producers**
- **Reduces risk of Xiamen investment**
  - Facility should ramp more quickly due to complimentary sales organizations
  - Allows us to compete more effectively
- **Photronics owns 50.01% of both JVs**
  - Photronics management team
  - Consolidate financial results



Photronics DNP Mask Corp.
PHOTRONICS
DNP
PDMC
PDMCX

Joint Venture of 2 World Leading Mask Companies

47

 Large group of customers, suppliers, partners, and local officials in attendanceJV seen as technology partner for advanced IC manufacturingChina producers eager to have local source of high-end photomasks  Shanghai Technology Forum  48

Strategic Priorities

- **Leverage JV's in Taiwan and China to win market share**
  - Maintain and extend market leadership in Taiwan
  - Build China market share into leadership position
  - Draw on combined technology, experience, and customer relationships
- **Increase business globally with large foundries and IDMs**
- **Prevent formation of additional captive manufacturing in China**
- **Successfully ramp China manufacturing facility**

49

PHOTRONICS

"Made in China 2025" Driving Growth in IC Market


China IC Market ($B)
China IC Production ($B)
240
200
160
120
80
40
0
Billions of Dollars
IC Production Share of China IC Market:
2012: 10.8%
2017: 13.3%
2022F: 16.7%
2017-2022F
CAGR = 8%
$201
$138
$54 $56 $54 $75 $81 $82 $90 $101 $103 $111
2017-2022F
CAGR = 13%
$33.6
$4.6 $4.9 $4.2 $5.8 $7.9 $8.8 $10.3 $11.7 $13.4 $13.0 $18.5
07 08 09 10 11 12 13 14 15 16 17 22F
Year

Source: IC Insights

- **China represents fastest growing semiconductor region**
  - Growing domestic producers
  - Investments by multi-nationals
- **More investment needed to meet national targets**
  - 2022 forecast is 17%
  - China government target is 40% by 2020, 70% by 2025
- **Photomask opportunities in China are attractive**
  - Wide range of nodes in logic and memory
  - No strong domestic merchant mask producer

50

PHOTRONICS

23 New China 12” IC Fabs


SMIC (L)
Intel (M)
Sien IC (L)
Innotron (M)
Nexchip (L)
YMTC (M)
Samsung (M)
AOS (L)
Unigroup (L)
GF (L)
HidM (L)
AMS (L)
TSMC (L)
HH Group (L)
Unigroup (M)
SMIC (L)
HLIC (L)
SMIC (L)
USC (L)
Silan (L)
JHICC (M)
Cansemi (L)
SMIC (L)

- Logic (17)
- Memory (6)

Photronics Locations
IC Korea
IC Xiamen
IC Taiwan
IC Boise (not shown)

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

51

PHOTRONICS

 New Xiamen IC Facility   52  Construction complete by end of fiscal year 2018.Tool move in during fiscal Q119.

 New Xiamen IC Facility   53  FAB  Supporting Building  Office Building  FacilityBuilding

How We Win

- **Technology leadership in both logic & memory**
  - Develop high-end capacity and capability
  - Obtain PoR for new nodes (28nm, 14nm)
- **Customer relationships that lead to business partnerships**
  - Proximity to large customers (fast delivery, comprehensive customer support)
  - Act as virtual captive, providing joint development programs and technology support
  - Cross-site collaboration and integration
- **Grow market share**
  - Win majority of merchant opportunities
  - Grow by serving captive customers

54

PHOTRONICS

High-End IC Logic Outlook



IC Revenue ($M)
2017-2020 CAGR: 7%
450
400
350
300
250
200
150
100
50
-
350
379
2017
Q2 2018 LTM
2020 Estimate

Key Success Factors

- "Made in China 2025" expansion
- Node migration (14nm, 10nm, 7nm)
- Captive business penetration
- Leverage JV & partnership to compete more effectively
- Win majority market share of growing foundry demand
- Cross-site collaboration to serve global customers

55

 Repositioned the business to grow high-end market shareChina investment on trackGrowing business globally with logic foundries and IDMsJV’s in China and Taiwan allow us to compete more effectivelyIncreasingly seen as business and technology partner  High-End IC Logic Summary  56

 Pete Broadbent, VP US & EuropeHigh-End IC Memory  57

High-End IC Memory Recent Performance



High-End IC Revenue ($M)
107
85
99
129
2015
2016
2017
Q2 2018 LTM

- Repositioning the customer base
- Extremely strong memory demand – revenue to top memory customers up 78% YTD vs. 2017
- High market share with specialty and emerging memory foundries
- Benefitting from Micron technology foundation
- Trusted technology partner
  - High-end capacity and capability
  - Technology, global engineering support

58

PHOTRONICS

Repositioning Boise



% of Boise Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other
B
A
Other
G
F
E
D
C
FY 2015
1H 2018

Customer Transition

- We have replaced nearly all of the revenue lost from Micron insourcing
- Strong diversity of high-end customers
- Cost structure improved during downturn – more profitable at same revenue level
- Robust qualification pipeline – PoR development with key memory customers

59

 Maintain and grow market leadership in Asia memory (DRAM & 3D-NAND)Provide virtual captive technology, capability and customer serviceIncrease high-end business with foundries (China, U.S.)Integrate global high-end manufacturing locations to better serve customers  Strategic Priorities  60

Memory Market Dynamics

- Strong memory growth trend
- Diversity of technology, applications
- Currently dominated by large, captive producers
- Merchant opportunity with emerging memory producers, foundries
- Most emerging memory production in Asia (Taiwan and China)

China New Fabs - $70B+ Investments			
Company	$B	Memory	Site
Tsinghua Unigroup	30	DRAM	Nanjing
Yangtze Memory Technologies (YMTC)	24	3D-NAND	Wuhan
Innotron	8	DRAM	Hefei
Fujian Jin Hua IC (JHICC)	8	DRAM	Fujian

China Existing Fabs		
Company	Memory	Site
Intel	3D-NAND	Dalian
Samsung	3D-NAND	Xi-An
SK Hynix	DRAM	Wu-Xi
JHICC/UMC	DRAM	Xiamen
Nexchip	DRAM	Hefei
YMTC	DRAM	Wuhan

61

PHOTRONICS

23 New China 12” IC Fabs



SMIC (L)
Innotron (M)
Nexchip (L)
YMTC (M)
Samsung (M)
AOS (L)
Unigroup (L)
GF (L)
Intel (M)
Sien IC (L)
HidM (L)
AMS (L)
TSMC (L)
HH Group (L)
Unigroup (M)
SMIC (L)
HLIC (L)
SMIC (L)
USC (L)
Silan (L)
JHICC (M)
Cansemi (L)
SMIC (L)

- Logic (17)
- Memory (6)

Photronics Locations

IC Korea
IC Xiamen
IC Taiwan
IC Boise (not shown)

Image from https://commons.wikimedia.org/wiki/File:China-equirect.png

62

PHOTRONICS

How We Win

- **Technology leadership in both logic & memory**
  - Develop high-end capacity and capability
  - Establish PoR for new nodes (DRAM, 3D-NAND)
  - Joint development for next generation nodes

- **Customer relationships that lead to business partnerships**
  - Act as virtual captive provider
  - Cross-site collaboration and integration

- **Grow market share**
  - Win majority of merchant opportunities
  - Grow merchant market by serving captive customers

63
PHOTRONICS

   Stable demand – less cyclicalGood margins and cash flowLow consumer of capitalVery competitive – more like a commodity marketAuto and IoT driving analog growth  Mainstream – Steady IC Contributor  64

High-End IC Memory Outlook


IC Revenue ($M)
2017-2020 CAGR: 7%
450
400
350
300
250
200
150
100
50
-
350
379
2017
Q2 2018 LTM
2020 Estimate

Key Success Factors

- "Made in China 2025" expansion
- Node migration (DRAM, 3D-NAND)
- Strong market drivers
- Maintain leading market share with specialty foundry producers
- Cross-site collaboration to serve global customers
- Mainstream stability, growth of auto, IoT

65
PHOTRONICS

 Repositioned the businessBoise performance back to JV levelsGrowing business with Asia specialty memory foundriesExtending technology leadership, developing partnerships  High-End IC Memory Summary  66

 John Jordan, CFOFinancial Model & Outlook  67

Early Observations

- **My observations coming from outside**
  - Lean, no-frills well-organized business
    - Transparent across boundaries
    - Devoid of unnecessary redundancies
  - All key players are respected industry experts with years in the industry
  - Insistence on operational excellence and maintaining a death grip on cost
  - Passionate respect for customers and relationships
  - A passion to win and a passion to improve the value equation for shareholders
- **Finance observations:**
  - Excellent controls environment
    - Appropriate competence levels in all positions
    - Tone at the top to do the right thing
  - Opportunity to automate and improve processes to achieve best practice
  - Desire to support the drive to improve ROIC

68

PHOTRONICS

Performance Improved During 2nd Quarter


Revenue ($M)
109.8
108.3
123.4
130.8
+6% Q/Q
+21% Y/Y
Q117
Q217
Q118
Q218
Gross Margin
20.9%
18.6%
22.4%
25.1%
+270 bps Q/Q
+650 bps Y/Y
Q117
Q217
Q118
Q218
Operating Margin
7.9%
5.1%
9.6%
11.7%
+210 bps Q/Q
+660 bps Y/Y
Q117
Q217
Q118
Q218
Income Before Minority Interest ($M)
4.5
1.5
9.5
15.2
+60% Q/Q
+10X Y/Y
Q117
Q217
Q118
Q218
Net Income* ($M)
1.9
1.8
5.9
10.7
+80% Q/Q
+6X Y/Y
Q117
Q217
Q118
Q218
Earnings Per Share*
0.03
0.03
0.09
0.15
+67% Q/Q
+5X Y/Y
Q117
Q217
Q118
Q218

*Net income attributable to Photronics, Inc. shareholders

69

   Performance Improved During 1st Half  70  +17% Y/Y  +400 bps Y/Y  +420 bps Y/Y  +4X Y/Y  +4X Y/Y  +4X Y/Y  *Net income attributable to Photronics, Inc. shareholders

Positive Growth Outlook


Revenue ($M)
700
600
500
400
300
200
100
-
2017-2020 CAGR: 12%
451
487
2017
Q2 2018 LTM
2020 Estimate

Key Success Factors

- "Made in China 2025" – new facilities
- FPD technology inflections
- Repositioning the company
- Node migration (logic & memory)
- Growing business with captive producers
- IC JV's in China and Taiwan
- Stable mainstream business
- Cross-site collaboration to serve global customers

71

 Disciplined focus on investments to improve ROICMaintain strong balance sheet through China investment periodFinancial stability through economic downturnFlexibility to invest in other growth opportunities (organic or M&A)Continue to drive cost out to improve customer value proposition and improve shareholder return  Strategic Priorities to Improve Shareholder Value  72

 Strong operating cash flow generatorPowerful operating leverage: target 50%Positive free cash flow every fiscal year since 2009Solid balance sheet  Solid Financial Fundamentals  73

 Free Cash Flow Much Stronger Post China Investments  74  *Free cash flow equals operating cash flow less capex

 Reducing Risk of China Investment  75

Clear Capital Deployment Priorities

- **Fund organic growth**
  - Geographic expansion into China
  - Technical investments to maintain leadership position
- **Explore strategic M&A**
  - Photomask industry – IC & FPD
  - Adjacencies to increase revenue diversification
- **Debt repayment**
  - Converts mature in 2019
  - Incurring local debt in China



Cash & Debt ($M)
308
62
246
321
59
262
2017
Q2 2018
2020 Estimate
Cash
Debt
Net Cash*

*Net cash defined as cash and cash equivalents less long-term borrowings (including current portion)

76

PHOTRONICS

Financial Summary

- **Clear path to profitable growth**
- **Prudent stewardship of balance sheet**
- **Financial model to grow income faster than revenue**
- **Financial targets**
  - Revenue $630M & EPS $0.80 by 2020
  - Operating margin > 15%
  - Minimum $100M net cash
  - Improve ROIC – no projects accepted below hurdle rate

77

PHOTRONICS

A Compelling Investment Thesis

- **Global leader in merchant photomask industry**
  - *Delivering high-end growth by leveraging core competences: Operational Excellence, Low Cost Producer, Technology Leadership, Customer Intimacy*

- **Investing aggressively to exploit secular growth opportunities**
  - *China industry expansion – Made in China 2025*
  - *Technology inflection from LCD to AMOLED*
  - *Explosion of G10.5+ panel capacity*

- **Targeting $630M / $0.80 in revenue / EPS by 2020**
  - *Strategic investments bring top-line growth*
  - *Operating leverage creates margin expansion*
  - *Additional upside from potential M&A*

78

PHOTRONICS

Questions?  79

 Thank you for your interest!  For Additional Information:R. Troy Dewar, CFADirector, Investor Relations203.740.5610tdewar@photronics.com